UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2010 (January 19, 2010)

SKYPEOPLE FRUIT JUICE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-32249	98-0222013
(Commission File Number)	(IRS Employer Identification No.)

16F, National Development Bank Tower , No. 2, Gaoxin 1st Road, Xi’an, China	710075
(Address of Principal Executive Offices)	(Zip Code)

011-86-29-88386415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                       Regulation FD Disclosure

On January 19, 2010, SkyPeople Fruit Juice, Inc. (the “Company”) made a presentation about the Company to a limited audience, a copy of which presentation is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 8.01                       Other Events

A press release of January 19, 2010 discussing the Company’s preliminary financial results for fiscal year 2009 and earnings guidance for fiscal year 2010 is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01                       Financial Statements and Exhibits

99.1	SkyPeople Fruit Juice Inc. Presentation dated January 19, 2010

99.2	Press Release dated January 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      January 19, 2010

SKYPEOPLE FRUIT JUICE, INC.

By:       /s/ SPRING LIU
             Spring Liu
             Chief Financial Officer